STOCK PURCHASE AGREEMENT


This Agreement ("Agreement") is entered into this date by and among Pacific Telcom, Inc., an Illinois corporation ("Purchaser"), and Asher Milgrom ("Seller").

WHEREAS, the Seller is a shareholder of M&M Communications, a Nevada corporation ("Corporation"), of which 4505 shares (the "Shares") have been issued to Seller; and

WHEREAS, said Shares constitute 45.05% of the issued and outstanding capital stock of the Corporation; and

WHEREAS, the Purchaser desires to purchase from Milgrom and Milgrom desires to sell to the Purchaser all of the Shares owned by Milgrom on the terms and subject to the conditions set forth herein.

NOW  THEREFORE,  IT  IS  AGREED  AS  FOLLOWS:

Section  1.     Purchase  of  Shares.
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1.1     Purchase  of  Shares.  Subject  to  the  terms  and conditions set forth
        --------------------
herein, at the Closing (as defined below) Milgrom will sell all of the Shares owned by Milgrom to the Purchaser and the Purchaser will purchase all of the Shares owned by Milgrom from Milgrom, said Shares constituting forty-five percent 45.05% of all of the issued and outstanding capital stock of the Corporation as of the Closing.

1.2     Purchase  Price.  In  consideration  of  the  transfer,  conveyance  and
        ---------------
assignment of the Shares, Purchaser shall pay to the Seller the following amounts of cash and duly authorized and issued common shares of Pacific Telcom, Inc., subject to adjustment as described herein, to be paid in the following manner.

1.2.1  Payments  of  Cash.  Purchaser shall pay One Hundred Thirty-Four Thousand
       ------------------
Two Hundred Thirty-Two Dollars ($134,232) payable to Seller. Purchaser shall pay to the seller on the Initial Closing Date the sum of $5,000. The balance of the purchase price after the Initial Closing Date of $129,232 shall be paid within forty-five days of the Closing Date. This obligation shall be represented by a Promissory Note in substantially the form set forth on a Exhibit "A" hereto ("Note"), to be made and delivered by the Purchaser to the Seller at Closing.

1.2.2  Payment  in Common Stock.  Delivery shall be made by the Purchaser to the
       ------------------------
Seller on the Closing Date of 53,693 common shares of authorized and issued stock of Pacific Telcom, Inc.


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1.3     Additional  Consideration.
        -------------------------

1.3.1  Basis  of  Additional Consideration.  M&M Communications, Inc. is a party
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to  a  series  of  agreements  entered  into on or about December 2, 1999 by and between the Corporation, EasyTel, a Nevada corporation and the representative members of an Alliance of entities having access to certain national and international distribution channels consisting of independent business owners, said agreements collectively refer to as Re-Seller's Representative Agreements. The Re-Seller's Representative Agreements function to refer customers to subscribe to the EasyTel services. M&M Communications is the owner of a 6T telecommunication switch in Encino, California, through which a portion of these referred accounts are hosted on this switch. It is the intention of the parties that Seller receive a portion of the revenues derived from accounts hosted on the Encino telecommunication switch, measured by Seller's percentage of ownership of M&M Communications, times a multiple of two of the revenue due to the Alliance, as set forth in the Re-Seller's Representative Agreements, solely limited to revenues derived from the existing and current subscriber base on the Closing Date solely on the Encino switch.

1.3.2  Formula  of  Additional  Consideration.  Purchaser  will  pay  to  Seller
       --------------------------------------
additional consideration in the form of a three year "Earn-Out". Seller will receive from Purchaser an amount equal to 45.05% of the current revenues only generated by the Alliance under the Re-Seller's Representative Agreement, as fixed on the Closing Date, multiplied twice. Of this Earn-Out compensation due Seller, 50% will be paid in cash on a monthly basis. The balance of the 50% of revenues due Seller from the Purchaser will be paid in Pacific Telcom, Inc. common stock once per year, at the end of each of the three years of the Earn-Out. The value of the share price of Pacific Telcom, Inc. stock, for the purposes of annual payments to Seller as part of this Earn-Out will be determined by the weighted average of the market price of a Pacific Telcom, Inc. common share over the last three months of each relevant year. The calendar years for determining the Earn-Out will begin on the first day of the first full month following the Closing Date.

Section  2.     Representations  and  Warranties  of  Seller.  As  a  material
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inducement  to  the  Purchaser  to  enter  into  this Agreement and purchase the
Shares,  the  Seller  represents  and  warrants  that:

2.1     Organization and Corporate Power.  The Corporation is a corporation duly
        --------------------------------
incorporated and validly existing under the laws of the State of Nevada and the Corporation is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Corporation has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties and to carry on its business as now conducted. The copies of the Corporation's articles of incorporation and bylaws have been furnished to the Purchaser and such copies reflect all amendments made thereto at any time prior to the date of this Agreement and such copies are correct and complete. Seller is Secretary of the Corporation and has personal knowledge of the correctness and completeness of all of the above, and all matters set forth in this Section 2.

2.2     Capital  Stock and Related Matters.  The authorized capital stock of the
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Corporation  consists  of  25,000  Shares,  10,000  of  which  are  issued  and outstanding and are owned, beneficially and of record, by the Shareholders and no other shares, common or otherwise, of the Corporation are issued and outstanding. The Corporation does not have outstanding and has not agreed, orally or in writing, to issue any shares or securities convertible or exchangeable for any shares, nor does it have outstanding nor has it agreed, orally or in writing, to issue any options or rights to purchase or otherwise acquire its shares. The Corporation is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its shares. The Corporation has not violated any applicable securities laws or regulations in connection with the offer or sale of its securities other than violations that have been, or will before the Closing have been, corrected by post-issuance filings. All of the outstanding shares of the Corporation's capital stock are validly issued, fully paid and nonassessable. The Seller has, and upon purchase thereof pursuant to the terms of this Agreement the Purchaser will have, good and marketable title to the Shares, free and clear of all security interests, liens, encumbrances or other restrictions or claims, subject only to restrictions as to marketability imposed by securities laws. Assuming that the representations in Section 3.6 are true and correct, the Seller has not violated nor will violate any applicable securities laws in connection with the offer or sale of the Shares to the Purchaser hereunder.

2.3     Subsidiaries.  The Corporation has no, nor has it had any,  subsidiaries
        ------------
or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any other corporation or entity.

2.4     Conduct  of Business; Liabilities.  Except as set forth in Schedule 2.4,
        ---------------------------------
the Corporation is not in default under, and no condition exists that with notice or lapse of time would constitute a default of the Corporation under (i) any mortgage, loan agreement, evidence of indebtedness or other instrument evidencing borrowed money to which the Corporation is a party or by which the Corporation or the properties of the Corporation are bound or (ii) any judgment, order or injunction of any court, arbitrator or governmental agency that would reasonably be expected to affect materially and adversely the business, financial condition or results of operations of the Corporation taken as a whole.


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2.5     Absence of Certain Changes.  Except as contemplated or permitted by this
        --------------------------
Agreement,  as  of  the  Closing  Date  there  will  not  have  been:

     2.5.1 Any material adverse change in the business, financial condition, operations or assets of the Corporation;

     2.5.2 Any damage, destruction or loss, whether covered by insurance or not materially adversely affecting the properties or business of the Corporation;

     2.5.3 Any sale or transfer by the Corporation of any tangible or intangible asset other than in the ordinary course of business, any mortgage or pledge or the creation of any security interest, lien or encumbrance on any such asset, or any lease of property, including equipment, other than tax liens with respect to taxes not yet due and contract rights of customers in inventory;

     2.5.4 Any declaration, setting aside or payment of a distribution in respect of or the redemption or other repurchase by the Corporation of any stock of the Corporation;

     2.5.5 Any material transaction not in the ordinary course of business of the Corporation;

     2.5.6 The discharge or satisfaction of any material lien or encumbrance or the payment of any material liability other than current liabilities in the ordinary course of business;

     2.5.7 The making of any material loan, advance or guaranty to or for the benefit of any person except the creation of accounts receivable in the ordinary course of business; or

     2.5.8  An  agreement  to  do  any  of  the  foregoing.

2.8  Title  and  Related Matters.  The Corporation has good and marketable title
     ---------------------------
to all of its property, real and personal, free and clear of all security interests, mortgages, liens, pledges, charges, claims or encumbrances of any kind or character.

2.9     Litigation.  Seller  acknowledges  that  as  to  Seller  and  or  the
        ----------
Corporation there are in existence material actions, suits, proceedings, orders, investigations or claims pending or overtly threatened against either the Seller or the Corporation, or both, at law or in equity.

2.10  General  Release.  In consideration of the Agreement made hereunder and an
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acknowledgment  by  the  Seller  of  the  material litigation against the Seller and/or the Corporation, therefore the Seller hereby releases and forever discharges the Purchaser and each of its shareholders, directors, officers, representatives, attorneys, and employees, past, present, and future, individually and collectively for any and all claims, demands, causes of action, or liabilities against the Seller relating to Seller's investment or ownership of the Shares, as well as all claims, counter-demands, debts, setoffs, damages, causes of action and obligations of every kind and nature, including attorneys' fees, for all known and unknown, anticipated and unanticipated claims of damages arising out of Seller's employment as a director, officer, representative and agent of the Corporation, or in his capacity as a shareholder. Notwithstanding the above, this Release shall not affect Seller's rights and obligations otherwise set forth in this Agreement.

2.11  Indemnification.  In fulfillment of the General Release made by the Seller
      ---------------
to the Purchaser in Section 2.10, Seller further covenants, agrees, and promises to defend and indemnify the Purchaser relating to any cause of action brought against the Purchaser by another shareholder of the Corporation or by any other relative to the matters set forth in the General Release contained in Section
2.10. In the event that Seller fails to defend or indemnify Purchaser, Purchaser shall be entitled to setoff from amounts due the Seller under the Earn-Out provisions of this Agreement, any and all costs of such defense undertaken by itself, including attorneys' fees and costs, as well as any amounts of resulting liability accrued to Purchaser as a result of such existing prior material litigation heretofore disclosed by Seller relating to Seller's ownership or holding of the Shares in any way.

2.12  Compliance  with  Laws.  To  the  best  of  the  Seller's  knowledge,  the
      ----------------------
Corporation is, in the conduct of its business, in substantial compliance with all laws, statutes, ordinances, regulations, orders, judgments or decrees applicable to them, the enforcement of which, if the Corporation was not in compliance therewith, would have a materially adverse effect on the business of the Corporation, taken as a whole. The Seller has not received any notice of any asserted present or past failure by the Corporation to comply with such laws, statutes, ordinances, regulations, orders, judgments or decrees.

2.13  No  Brokers  or  Finders.  There  are no claims for brokerage commissions,
      ------------------------
finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Seller.

2.14  Disclosure.  Neither this Agreement nor any of the schedules, attachments,
      ----------
written statements, documents, certificates or other items prepared or supplied to the Purchaser by or on behalf of the Seller with respect to this purchase contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. Seller has not intentionally concealed any fact known by such person to have a material adverse effect upon the Corporation's existing or expected financial condition, operating results, assets, customer relations, employee relations or business prospects taken as a whole.

2.15  Personnel.  Schedule  2.15  sets  forth  a  true  and  complete  list  of:
      ---------

   2.15.1  The  names  and  title  of  all  officers  of  the  Corporation;
           President  -
           Secretary  -  Asher  Milgrom
           Treasurer  --

   2.15.2  The  names  of  all  directors  of  the  Corporation;  and

   2.15.3  The names and addresses of all other shareholders of the Corporation.

2.16  Operating  Rights.  The Corporation has all operating authority, licenses,
      -----------------
franchises, permits, certificates, consents, rights and privileges (collectively "Licenses") as are necessary or appropriate to the operation of its business as now conducted and as proposed to be conducted and which the failure to possess would have a material adverse effect on the assets, operations or financial condition of the Corporation. Such Licenses are in full force and effect, no violations have been or are expected to have been recorded in respect of any such licenses, and no proceeding is pending or, to the knowledge of the Corporation, threatened that could result in the revocation or limitation of any such licenses. The Corporation has conducted its business so as to comply in all material respects with all such Licenses.

2.17  Minute  Books.  The  minute  books  of  the Corporation contain a complete
      -------------
summary of all meetings of directors and a list of all shares issued to shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

Section  3.     Representations  and  Warranties  of  Purchaser.  As  a material
----------      -----------------------------------------------
inducement to the Seller to enter into this Agreement and sell the Shares, the Purchaser hereby represents and warrants to the Seller as follows:

3.1     Organization;  Power.  The  Purchaser is a corporation duly incorporated
        --------------------
and validly existing under the laws of the State of Illinois, and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

3.2     Authorization.  The execution, delivery and performance by the Purchaser
        -------------
of this Agreement and all other agreements contemplated hereby to which the Purchaser is a party have been duly and validly authorized by all necessary corporate action of the Purchaser, and this Agreement and each such other agreement, when executed and delivered by the parties thereto, will constitute the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

3.3     No  Conflict  with  Other  Instruments  or  Agreements.  The  execution,
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delivery  and  performance  by  the  Purchaser  of  this Agreement and all other agreements contemplated hereby to which the Purchaser is a party will not result in a breach or violation of, or constitute a default under, its Articles of Incorporation or Bylaws or any material agreement to which the Purchaser is a party or by which the Purchaser is bound.

3.4     Governmental  Authorities.  Except as set forth in Schedule 3.4, (i) the
        -------------------------
Purchaser is not required to submit any notice, report or other filing with any governmental or regulatory authority in connection with the execution and delivery by the Purchaser of this Agreement and the consummation of the purchase and (ii) no consent, approval or authorization of any governmental or regulatory authority is required to be obtained by the Purchaser or any affiliate in connection with the Purchaser's execution, delivery and performance of this Agreement and the consummation of this purchase.

3.5     Litigation.  There  are  no  actions, suits, proceedings or governmental
        ----------
investigations or inquiries pending or, to the knowledge of the Purchaser, threatened against the Purchaser or its properties, assets, operations or businesses that might delay, prevent or hinder the consummation of this purchase.

3.6     Investment  Representations
        ---------------------------

     3.6.1 The Purchaser is acquiring the Shares for investment for the Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares to be purchased have not been, and will not be, registered under the Securities Act or the securities laws of any state by reason of a specific exemption from the registration provisions of the

Securities Act and the applicable state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser is acquiring the Shares without expectation, desire or need for resale and not with the view toward distribution, resale, subdivision or fractionalization of the Shares.

     3.6.2 The Purchaser understands that the Shares to be purchased have not been registered under Securities Act of 1933 ("1933 Act") or under any state securities law.

     3.6.3 The Purchaser understands that no public market now exists for the Shares and that it is uncertain that a public market will ever exist for the Shares.

3.7     Disclosure.  To  the  Purchaser's  knowledge,  this  Agreement, with the
        ----------
Exhibits hereto, when taken as a whole, does not contain any untrue statement of a material fact concerning the Purchaser or omit to state a material fact necessary in order to make the statements concerning the Purchaser contained herein not misleading in light of the circumstances under which they were made.

3.8     Litigation.  There  are no actions, suits, proceedings or investigations
        ----------
pending against the Purchaser or the Purchaser's properties before any court or governmental agency (nor, to the Purchaser's knowledge, is there any threat thereof) which would impair in any way the Purchaser's ability to enter into and fully perform the Purchaser's commitments and obligations under this Agreement or the transactions contemplated hereby.

3.9  Compliance with Other Instruments.  The execution, delivery and performance
     ---------------------------------
of and compliance with this Agreement, and the issuance of shares will not result in any material violation of, or conflict with, or constitute a material default under, any Purchaser's articles of incorporation or bylaws or any of the Purchaser's material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of the Corporation or the Shares.

3.10  No  Brokers  or  Finders.  The  Purchaser  has  not,  and will not, incur,
      ------------------------
directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

Section  4.     Conduct of Corporation's Business Pending the Closing.  From the
----------      -----------------------------------------------------
date hereof until the Closing, and except as otherwise consented to or approved by the Purchaser, the Seller covenants and agrees with the Purchaser as follows:

4.1     Distributions.  The  Corporation  will not declare, pay or set aside for
        -------------
payment  any  dividend  or  other  distribution in respect of its capital stock.

4.2     Capital  Changes.  The  Corporation  will  not  issue  any shares of its
        ----------------
stock, or issue or sell any securities convertible into, or exchangeable for, or options, warrants to purchase or rights to subscribe to, any shares of its stock or subdivide or in any way reclassify any shares of its capital stock, or repurchase reacquire, cancel or redeem any such shares.

4.3     Assets.  The  assets,  property  and rights now owned by the Corporation
        ------
will be used, preserved and maintained, as far as practicable, in the ordinary course of business, to the same extent and in the same condition as said assets, property and rights are on the date of this Agreement, and no unusual or novel methods of manufacture, purchase, sale, management or operation of said properties or business or accumulation or valuation of inventory will be made or instituted. Without the prior consent of the Purchaser, the Corporation will not encumber any of its assets or make any commitments relating to such assets, property or business, except in the ordinary course of its business.

Section  5.  Covenants  of  Seller.  The  Seller  covenants  and agrees with the
----------   ---------------------
Purchaser  as  follows:
-----

5.1     Supplements  to  Schedules.  From time to time prior to the Closing, the
        --------------------------
Seller will promptly supplement or amend the Exhibits and Schedules with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in any Exhibit or Schedule and will promptly notify the Purchaser of any breach by either of them that either of them discovers of any representation, warranty or covenant contained in this Agreement. No supplement or amendment of any Exhibit or Schedule made pursuant to this Section will be deemed to cure any breach of any representation of or warranty made in this Agreement unless the Purchaser specifically agrees thereto in writing; provided, however, that if this purchase is closed, the Purchaser will be deemed to have waived its rights with respect to any breach of a representation, warranty or covenant or any supplement to any Schedule of which it shall have been notified pursuant to this Subsection.

5.2     No  Solicitation.  Until  the Closing or termination pursuant to Section
        ----------------
10 of this Agreement, the Seller shall not directly or indirectly, encourage, solicit, initiate or enter into any discussions or negotiations concerning any disposition of any of the capital stock or all or substantially all of the assets of the Corporation (other than pursuant to this Agreement), or any proposal therefor, or furnish or cause to be furnished any information concerning the Corporation to any party in connection with any transaction involving the acquisition of the capital stock or assets of the Corporation.

The Seller will promptly inform the Purchaser of any inquiry (including the terms thereof and the person making such inquiry) received by any responsible officer or director of the Corporation or the Seller after the date hereof and believed by such person to be a bona fide, serious inquiry relating to any such proposal.

Section  6.     Covenant  of Purchaser.  The Purchaser will use its best efforts
----------      ----------------------
to  cause  the  conditions  set  forth  in  Section  8  to  be  satisfied.

Section  7.     Conditions  Precedent to the Obligations of Purchaser.  Each and
----------      -----------------------------------------------------
every obligation of the Purchaser under this Agreement is subject to the satisfaction, at or before the Closing, of each of the following conditions:

7.1     Representations  and  Warranties;  Performance.  Each  of  the
        ----------------------------------------------
representations  and  warranties  made  by  the  Seller  herein will be true and
        ------
correct in all material respects as of the Closing with the same effect as though made at that time except for changes contemplated, permitted or required by this Agreement; the Seller will have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by him prior to the Closing.

7.2     Litigation.  No  other  material  action,  suit or proceeding before any
        ----------
court, governmental or regulatory authority will have been commenced and be continuing, and no investigation by any governmental or regulatory authority will have been commenced and be continuing, and at the time of Closing, no action, investigation, suit or proceeding will be threatened against the Seller or the Purchaser or any of their affiliates, associates, officers or directors, seeking to restrain, prevent or change this purchase, questioning the validity or legality of this purchase or seeking damages in connection with this purchase, other than Seller has previously disclosed.

Section  8.     Conditions  Precedent  to  the  Obligations of Seller.  Each and
----------      -----------------------------------------------------
every obligation of the Seller under this Agreement is subject to the satisfaction, at or before the Closing, of each of the following conditions:

8.1     Representations  and  Warranties;  Performance.  Each  of  the
        ----------------------------------------------
representations  and  warranties  made  by the Purchaser herein will be true and
        ------
correct in all material respects as of the Closing with the same effect as though made at that time except for changes contemplated, permitted or required by this Agreement; the Purchaser will have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing; and the Seller will have received,


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at  the  Closing, a certificate of the Purchaser, signed by the President of the
Purchaser, stating that each of the representations and warranties made by the Purchaser herein is true and correct in all material respects as of the Closing except for changes contemplated, permitted or required by this Agreement and that the Purchaser has performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing.

8.2     Corporate  Action.  The  Purchaser  will have furnished to the Sellers a
        -----------------
copy, certified by the Secretary of the Purchaser, of the resolutions of the Purchaser authorizing the execution, delivery and performance of this Agreement.

Section  9.     Closing.
----------      -------

9.1     Closing.  The  parties shall meet on September 16, 2000 at such time and
        -------
place as they mutually agree, or on such later date as is mutually agreeable to the parties hereto as they shall designate in a written instrument. Purchaser shall deliver to the Seller such certificates representing payment in common stock, as set forth in Section 1.2.2 within ten days of the Closing. Seller shall deliver to the Purchaser any and all certificates representing the Shares not more than five days from the date of the Closing. Purchaser shall submit to Seller within 14 days of the Closing, its Note representing the payment in cash relating to the Shares, as set forth in Section 1.2.1. Notwithstanding these duties of each party to deliver such documents as set forth herein in Section 9.1, the transaction set forth in this Agreement shall be deemed closed at the Closing. Each party shall execute and deliver such other documents as otherwise required under this Agreement within 30 days from the Closing herein.

Section  10.     General  Provisions.
-----------      -------------------

10.1  Amendment and Modification.  Subject to applicable law, this Agreement may
      --------------------------
be amended, modified or supplemented only by a written agreement signed by the Purchaser and the Sellers.

10.2  Payment  of  Fees  and  Expenses.  Each  party  to  this Agreement will be
      --------------------------------
responsible for, and will pay, all of its own fees and expenses, including those for its own counsel and accountants, incurred in the negotiation, preparation and consumption of this Agreement and this purchase and sale.

10.3  Governing  Law.  The interpretation and construction of this Agreement and
      --------------
all matters relating hereto shall be governed by the laws of the State of Illinois relating to contracts made and to be performed in Illinois.


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10.4  Waiver  of Terms.  Any of the terms or conditions of this Agreement may be
      ----------------
waived at any time by the party or parties entitled to the benefits thereof, but only by a written notice signed by an authorized representative of the party or parties waiving such terms or conditions.

10.5  Captions.  The  article and section captions used herein are for reference
      --------
purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

10.6  Publicity.  Prior  to the Effective Date, none of the parties hereto shall
      ---------
issue any press release or make any other statement to the media relating to this Agreement or the matters contained herein without obtaining the prior approval of the Buyer.

10.7  Notices.  All notices, requests, demands and other communications required
      -------
or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by hand or by air express courier.

          If  to  the  Purchaser:     Pacific  Telcom,  Inc.
                                      Fountain  View  Business  Park
                                      4270  S.  Decatur  Blvd.,  Ste.  A-9
                                      Las  Vegas,  NV  89103

          Attention:  Bill  J.  Angelos,  President

          With  a  copy  to:   Kenneth  G.  Mason
                                      General  Counsel
                                      33  N.  LaSalle  St.,  Ste.  2131
                                      Chicago,  IL  60602

          If  to  the  Seller  to:  Asher  Milgrom
                                       Axon  Connectivity  Technology,  Inc.
                                       22  Miners  Trail
                                       Irvine,  CA  92620

          With  a  copy  to:  Lon  Stephens
                                       Stephens  &  Kray
                                       5000  Birch  St.,  Ste.  410
                                       Newport  Beach,  CA  92660

10.8  Entire  Agreement.  This  Agreement  contains  the  entire  understanding
      -----------------
between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

10.9  Agreement  Binding.  This  Agreement  shall  be  binding  upon  the heirs,
      ------------------
executors,  administrators,  successors  and  assigns  of  the  parties  hereto.

10.10  Pronouns  and  Plurals.  All pronouns and any variations thereof shall be
       ----------------------
deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

10.11  Presumption.  This  Agreement  or  any  section  thereof  shall  not  be
       -----------
construed  against  any party due to the fact that said Agreement or any section
       -
thereof  was  drafted  by  said  party.

10.12  Further  Action.  The  parties  hereto  shall  execute  and  deliver  all
       ---------------
documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

10.13  Parties  in  Interest.  Nothing  herein  shall  be construed to be to the
       ---------------------
benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

10.14  Savings  Clause.  If  any provision of this Agreement, or the application
       ---------------
of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties this 16th day of September, 2000.


PACIFIC  TELCOM,  INC.
an  Illinois  Corporation


By:_____________________________
Bill  J.  Angelos,  President



________________________________
Asher  Milgrom,  Seller